UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 14, 2004
         (Date of Earliest Event Reported:  June 14, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware                 1-14365               76-0568816
  (State or other        (Commission File        (I.R.S. Employer
  jurisdiction of             Number)          Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.   Other Events and Regulation FD Disclosure
          -----------------------------------------
     On June 14, 2004, we and certain subsidiaries announced that the Master Settlement Agreement related to the western energy crisis became effective on June 11, 2004. The Master Settlement Agreement resolves the principal litigation and claims against El Paso and certain subsidiaries relating to the sale or delivery of natural gas and electricity in the Western United States. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number     Description
                -------     -----------
                  99.A      Press Release dated June 14, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:     /s/Jeffrey I. Beason
                                 ----------------------------
                                       Jeffrey I. Beason
                                     Senior Vice President
                                         and Controller
                                (Principal Accounting Officer)


Dated:  June 14, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 14, 2004.